Exhibit 10.1

EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Eighth Amendment to Third Amended and Restated Credit Agreement (this "Amendment") is made as of February 2, 2023, by and among GLOBAL OPERATING LLC, a Delaware limited liability company ("OLLC"), GLOBAL COMPANIES LLC, a Delaware limited liability company ("Global"), GLOBAL MONTELLO GROUP CORP., a Delaware corporation ("Montello"), GLEN HES CORP., a Delaware corporation ("Glen Hes"), BASIN TRANSLOAD, LLC, a Delaware limited liability company ("Basin"), CHELSEA SANDWICH LLC, a Delaware limited liability company ("Chelsea LLC"), GLP FINANCE CORP., a Delaware corporation ("Finance"), ALLIANCE ENERGY LLC, a Massachusetts limited liability company ("Alliance"), CASCADE KELLY HOLDINGS LLC, an Oregon limited liability company ("Cascade"), WARREN EQUITIES, INC., a Delaware corporation ("Warren" and, collectively with OLLC, Global, Montello, Glen Hes, Basin, Chelsea LLC, Finance, Alliance and Cascade, the "Borrowers" and each individually, a "Borrower"), GLOBAL PARTNERS LP, a Delaware limited partnership (the "MLP"), BURSAW OIL LLC, a Massachusetts limited liability company ("Bursaw"), PURITAN OIL COMPANY, INC., a New Jersey corporation ("Puritan"), WAREX TERMINALS CORPORATION, a New York corporation ("Warex"), DRAKE PETROLEUM COMPANY, INC., a Massachusetts corporation ("Drake") and MARYLAND OIL COMPANY, INC., a Delaware corporation ("Maryland Oil" and, collectively with the MLP, Bursaw, Puritan, Warex and Drake, the "US Guarantors" and each individually, a "US Guarantor"; the Borrowers and the US Guarantors shall hereinafter collectively be referred to as the "Loan Parties" and each, individually, as a "Loan Party"), each "Lender" (as such term is defined in the Credit Agreement referred to below) (collectively, the "Lenders" and each individually, a "Lender") party hereto, Bank of America, N.A. as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Fronting Lender (as each such term is defined in the Credit Agreement) and JPMorgan Chase Bank, N.A. as an L/C Issuer;

WHEREAS, the Borrowers, the MLP, certain of the Lenders, the Administrative Agent, the Swing Line Lender, the L/C Issuers, the Alternative Currency Fronting Lender, JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A. as Co-Syndication Agents and Citizens Bank, N.A., Societe Generale, BNP Paribas and MUFG Bank, Ltd., as Co-Documentation Agents are parties to that certain Third Amended and Restated Credit Agreement dated as of April 25, 2017 (as amended and in effect from time to time, the "Credit Agreement");

WHEREAS, the Loan Parties, the requisite Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement, all as provided more fully herein below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.            Definitions. Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

§2.            Amendment to Section 1.01 of Credit Agreement.   Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in Section 1.01 in the appropriate alphabetical order:

"Eighth Amendment Effective Date" means February 2, 2023.

"Facility" means the Revolver Facility, the WC Facility and/or the WC Interim Facility, as applicable.

"Revolver Facility" means the extensions of credit made or to be made hereunder with respect to each Lender's Revolver Commitment, including the Revolving Credit Exposure of each Lender.

"WC Facility" means the extensions of credit made or to be made hereunder with respect to each Lender's WC Commitment, including the WC Credit Exposure of each Lender.

"WC Interim Facility" means the extensions of credit made or to be made hereunder with respect to each Lender's WC Interim Commitment, including the WC Interim Credit Exposure of each Lender.

§3.            Amendment to Section 2.05 of Credit Agreement.   Section 2.05 of the Credit Agreement is hereby amended by deleting Section 2.05 in its entirety and restating it as follows:

2.05            Termination or Reduction of Commitments; Reallocation of Commitments.

(a)  Termination and Reduction of Commitments. The Borrowers may, upon notice to the Administrative Agent, terminate the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment or the Aggregate WC Commitments, as the case may be, or from time to time permanently reduce the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment or the Aggregate WC Commitments, as the case may be; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrowers shall not terminate or reduce the Aggregate Revolver Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolver Outstandings (other than Revolver L/C Obligations which are Cash Collateralized pursuant to Section 2.14 hereof) would exceed the Aggregate Revolver Commitments, (iv) the Borrowers shall not terminate or reduce the Aggregate WC Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total WC Outstandings (other than WC L/C Obligations which are Cash Collateralized pursuant to Section 2.14 hereof) would exceed the Aggregate WC Commitments, (v) the Borrowers shall not terminate or reduce the Aggregate WC Interim Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total WC Interim Outstandings (other than WC Interim L/C Obligations which are Cash Collateralized pursuant to Section 2.14 hereof) would exceed the Aggregate WC Interim Commitments and (vi) if, after giving effect to any reduction of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitments or the Aggregate WC Commitments, as applicable, the Alternative Currency Sublimit, the Revolver Letter of Credit Sublimit, or the Swing Line Sublimit exceeds the amount of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment or the Aggregate WC Commitments, as applicable, such Sublimit shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment or Aggregate WC Commitments, as the case may be. The amount of any such Aggregate Revolver Commitment, Aggregate WC Interim Commitment or Aggregate WC Commitment, as the case may be, reduction shall not be applied to the Alternative Currency Sublimit or the Revolver Letter of Credit Sublimit unless otherwise specified by the Borrowers. Any reduction of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitments or the Aggregate WC Commitments, as applicable, shall be applied to the WC Commitment, WC Interim Commitment or Revolver Commitment of each Lender, as applicable, according to its Applicable Percentage. All fees accrued until the effective date of any termination of the Aggregate Revolver Commitments, Aggregate WC Interim Commitment or Aggregate WC Commitments, as the case may be, shall be paid on the effective date of such termination.

2

(b)            Reallocation of Commitments.

(i)            Request.            Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrowers may from time to time, but not more frequently than twice in any calendar year, request that a portion of the Aggregate WC Commitment, Aggregate WC Interim Commitment and/or Aggregate Revolver Commitment, as applicable, in effect at such time be reallocated from the applicable Facility to the Aggregate WC Commitment, Aggregate WC Interim Commitment and/or Aggregate Revolver Commitment, as applicable, provided, that (x) any such request shall specify the amounts the Borrowers wish to reallocate from one Facility to another Facility or Facilities; (y) any such request for any reallocation shall be in a minimum amount of $50,000,000; and (z) after giving effect to any such reallocation, the amount of the Aggregate Commitments shall remain the same. At the time of sending such notice, the Borrowers (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which, other than with respect to any requested reallocation occurring on the Eighth Amendment Effective Date, shall in no event be less than five Business Days from the date of delivery of such notice to the Lenders), and for the avoidance of doubt, each Lender will be invited to participate in any reallocation hereunder in no less than their pro rata share of the Commitment being reallocated.

3

(ii)            Lender Notification. Each Lender shall notify the Administrative Agent within such time period (or, with respect to any requested reallocation occurring on the Eighth Amendment Effective Date, prior to such Eighth Amendment Effective Date) whether or not it agrees to reallocate a portion of its Revolver Commitment, WC Interim Commitment or WC Commitment, as the case may be as requested by the Borrowers to the other Facility or Facilities as requested by the Borrower and, if so, whether it is agreeing to reallocate its pro rata share of the portion so requested by the Borrower or a greater or lesser amount (and if it is a greater or lesser amount, such amount). Any Lender not responding within such time period shall be deemed to have declined to reallocate its applicable Commitment from one Facility to one or more other Facilities.

(iii)            Notification by Administrative Agent. The Administrative Agent shall notify the Borrowers and each Lender of the Lenders' responses to each request made hereunder.

(iv)            Effective Date and Allocations. If the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment and/or Aggregate WC Commitments, as applicable, are reallocated in accordance with this Section, the Administrative Agent and the Borrowers shall determine the effective date (the "Reallocation Effective Date") and the Revolver Commitments, WC Interim Commitments and WC Commitments, as applicable, of each Lender after giving effect to such reallocation (which, as to each Lender, shall (1) to the extent such Lender agreed to a pro rata reallocation among Facilities, reflect such Lender’s pro rata reallocation and (2) with respect to the Facility being increased as a result of such reallocation, shall not exceed the amount such Lender agreed with respect to such reallocation in clause (ii) above). The Administrative Agent shall promptly notify the Borrowers and the Lenders of the Revolver Commitments, WC Interim Commitments and WC Commitments, as applicable, after giving effect to such requested reallocation and the Reallocation Effective Date, Schedule 2.01 hereto shall be automatically updated to reflect such reallocation on the Reallocation Effective Date and the Administrative Agent will provide a copy of such updated Schedule 2.01 to the Lenders.

(v)            Conditions to Effectiveness of Reallocation. As a condition precedent to any reallocation contemplated hereby, the Borrowers shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Reallocation Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such requested reallocation, and (y) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the Reallocation Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such earlier date, and except that for purposes of this Section 2.05(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01, and (B) no Default exists. In addition, the Borrowers shall repay any Committed Loans outstanding on the Reallocation Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary (1) so that (A) the Total Revolver Outstandings do not exceed the Aggregate Revolver Commitments, (B) the Total WC Outstandings do not exceed the Aggregate WC Commitments, and (C) the Total WC Interim Outstandings do not exceed the Aggregate WC Interim Commitments, in each case after giving effect to the requested reallocation among the applicable Facilities and (2) to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable reallocation in the Revolver Commitments, WC Interim Commitments and/or WC Commitments, as applicable, under this Section 2.05(b). In addition, if, after giving effect to any reduction of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitments or the Aggregate WC Commitments, as applicable, as a result of such reallocation the Alternative Currency Sublimit, the Revolver Letter of Credit Sublimit, or the Swing Line Sublimit exceeds the amount of the Aggregate Revolver Commitments, the Aggregate WC Interim Commitment or the Aggregate WC Commitments, as applicable, such Sublimit shall be automatically reduced by the amount of such excess.

4

§4.  Conditions to Effectiveness. This Amendment will become effective as of the date hereof (the "Amendment Effective Date") upon receipt by the Administrative Agent of the following:

(a)            the fully executed counterparts of this Amendment (including the Ratification of Guaranty hereto by the Guarantors) executed by the Loan Parties, the Administrative Agent and the requisite Lenders; and

(b)            a certificate from each Loan Party in form and substance satisfactory to the Administrative Agent and dated as of the Amendment Effective Date as to the incumbency of, and bearing manual specimen signatures of, the officers or other authorized signatories of such Loan Party who are authorized to execute and take actions under this Amendment on behalf of such Loan Party (or a certification that no changes have been made to the list provided to the Administrative Agent on March 30, 2022 in the certificate delivered pursuant to Section 6(c) of the Seventh Amendment to Third Amended and Restated Credit Agreement dated as of March 30, 2022 (the "Seventh Amendment") among the Loan Parties, the Lenders and the Administrative Agent (the "Seventh Amendment Certificate"), and certifying and attaching copies of (i) each Loan Party's Organizational Documents (or a certification that no changes have been made to such Loan Party's Organizational Documents from those delivered to the Administrative Agent with the Seventh Amendment Certificate or on May 5, 2021 in the certificate delivered pursuant to Section 4(e) of the Fifth Amendment to Third Amended and Restated Credit Agreement dated as of May 5, 2021; and (ii) the resolutions of each Loan Party's board of directors, members or managers, as the case may be, authorizing the transactions contemplated by this Amendment.

5

In addition, to the extent any reallocation as contemplated by Section 2.05(b) of the Credit Agreement is expected to be effective as of the Eighth Amendment Effective Date, then as a condition to the effectiveness of such reallocation, the Borrowers shall also deliver to the Administrative Agent on the Eighth Amendment Effective Date the certificate required by Section 2.05(b)(v) of the Credit Agreement and take the other actions required pursuant to Section 2.05(b)(v).

§5.            Representations and Warranties; No Default. Each Loan Party represents and warrants (a) that the representations and warranties of such Loan Party contained in Article V of the Credit Agreement (it being understood that all references to the Credit Agreement in this Section 5 shall refer to the Credit Agreement as amended hereby) or any other Loan Document, or which are contained in any document furnished in connection herewith, are true and correct on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 5, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default or Event of Default has occurred and is continuing as of the date hereof. In addition, each of the Loan Parties hereby represents and warrants that the execution and delivery by such Loan Party of this Amendment and the performance by each such Loan Party of all of its agreements and obligations under the Credit Agreement as amended hereby and the other Loan Documents to which it is a party are within the corporate, partnership and/or limited liability company authority of each of the Loan Parties and have been duly authorized by all necessary corporate, partnership and/or membership action on the part of each of the Loan Parties.

§6.            Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

§7.            No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Loan Parties or any rights of the Administrative Agent, the L/C Issuers, the Swing Line Lender, the Alternative Currency Fronting Lender, the Co-Syndication Agents, the Co-Documentation Agents or the Lenders consequent thereon.

§8.            Counterparts; Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. "pdf" or "tif") shall be effective as delivery of a manually executed counterpart of this Agreement. Each party agrees that this Amendment and any other document to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility. Each party hereto further agrees to deliver to the Administrative Agent, if so requested by the Administrative Agent, an original manually signed wet ink signature to this Amendment.

6

§9.            Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

GLOBAL OPERATING LLC
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

GLP FINANCE CORP.

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

GLOBAL COMPANIES LLC
BASIN TRANSLOAD, LLC
CHELSEA SANDWICH LLC
ALLIANCE ENERGY LLC
CASCADE KELLY HOLDINGS LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.
GLEN HES CORP.
WARREN EQUITIES, INC.

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

BURSAW OIL LLC By: Alliance Energy LLC, its sole member By: Global Operating LLC, its sole member By: Global Partners LP, its sole member By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

WAREX TERMINALS CORPORATION
DRAKE PETROLEUM COMPANY, INC.
PURITAN OIL COMPANY, INC.
MARYLAND OIL COMPANY, INC.

By:	/s/ Gregory B. Hanson
Name: Gregory B. Hanson
Title: Chief Financial Officer

bank of america, n.a., As administrative agent

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

bank of america, n.a., as a Lender, L/C Issuer, Alternative Currency Fronting Lender and Swing Line Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender, L/C Issuer and as Co-Syndication Agent

By:	/s/ Kelly Milton
Name:	Kelly Milton
Title:	Executive Director

wells fargo bank, n.a., as a Lender and Co-Syndication Agent

By:	/s/ Chris Mandonas
Name:	Chris Mandonas
Title:	Vice President

citizens bank, N.A., as a Lender and Co-Documentation Agent

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	Senior Vice-President

societe generale, as a Lender and Co-Documentation Agent

By:	/s/ Barbara Paulsen
Name:	Barbara Paulsen
Title:	Managing Director

bnp paribas, as a Lender and Co-Documentation Agent

By:	/s/ James D’Elia
Name:	James D’Elia
Title:	Vice President

By:	/s/ Delphine Gaudiot
Name:	Delphine Gaudiot
Title:	Managing Director

MUFG BANK, LTD., as a Lender and Co-Documentation Agent

By:	/s/ Christopher Taylor
Name:	Christopher Taylor
Title:	Managing Director

credit agricole corporate and investment bank, as a Lender and Co-Documentation Agent

By:	/s/ William Purdy
Name:	William Purdy
Title:	Vice President

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as a Lender and Co-Documentation Agent

By:	/s/ Brad Dingwall
Name:	Brad Dingwall
Title:	Executive Director

By:	/s/ Gabrielle Rossi
Name:	Gabrielle Rossi
Title:	Vice President

santander bank, n.a., as a Lender and Co-Documentation Agent

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Senior Vice President

td bank, n.a., as a Lender and Co-Documentation Agent

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

CAPITAL ONE, N.A., as a Lender and Co-Documentation Agent

By:	/s/ Brian Keane
Name:	Brian Keane
Title:	Authorized Signatory

BANK OF MONTREAL, as a Lender

By:	/s/ Katherine Robinson
Name:	Katherine Robinson
Title:	Managing Director

M&T BANK (successor by merger to PEOPLE'S UNITED BANK, n.a.), as a Lender

By:	/s/ Jeffrey Giunta
Name:	Jeffrey Giunta
Title:	Senior Vice President

city national bank, as a Lender

By:	/s/ John Tyson
Name:	John Tyson
Title:	Senior Vice President

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Samuel Pepe
Name:	Samuel Pepe
Title:	Managing Director

bROOKLINE BANK, as a Lender

By:	/s/ Joseph T. O’Leary, Jr.
Name:	Joseph T. O’Leary, Jr.
Title:	Senior Vice President

brown brothers harriman & Co., as a Lender

By:	/s/ Daniel G. Head, Jr.
Name:	Daniel G. Head, Jr.
Title:	SVP

rockland trust company, as a Lender

By:	/s/ Gretchen E. Troiano
Name:	Gretchen E. Troiano
Title:	Vice President, Corporate Banking

RATIFICATION OF GUARANTY

Each of the undersigned guarantors (each a "Guarantor") hereby acknowledges and consents to the foregoing Amendment as of February 2, 2023, and agrees that each of (a) the Third Amended and Restated Guaranty dated as of April 25, 2017 (as amended and in effect from time to time, the "Guaranty") from each of Global Partners LP, Bursaw Oil LLC, Warex Terminals Corporation, Drake Petroleum Company, Inc., Puritan Oil Company, Inc. and Maryland Oil Company, Inc.; and (b) the Amended and Restated Guarantee dated as of April 25, 2017 (as amended and in effect from time to time, the "Canada Guaranty") from Global Partners Energy Canada ULC remains in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder and under each of the other Loan Documents to which such Guarantor is a party. Notwithstanding anything to the contrary contained herein, the parties hereto hereby acknowledge, agree and confirm that as of the date hereof, each of the Guaranty and the Canada Guaranty remains in full force and effect.

GLOBAL PARTNERS ENERGY CANADA ULC

By:	/s/ Gregory B. Hanson
Name:	Gregory B. Hanson
Title:	Chief Financial Officer

GLOBAL PARTNERS LP By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name:	Gregory B. Hanson
Title:	Chief Financial Officer

BURSAW OIL LLC By: Alliance Energy LLC, its sole member By: Global Operating LLC, its sole member By: Global Partners LP, its sole member By: Global GP LLC, its general partner

By:	/s/ Gregory B. Hanson
Name:	Gregory B. Hanson
Title:	Chief Financial Officer

WAREX TERMINALS CORPORATION DRAKE PETROLEUM COMPANY, INC. PURITAN OIL COMPANY, INC. MARYLAND OIL COMPANY, INC.

By:	/s/ Gregory B. Hanson
Name:	Gregory B. Hanson
Title:	Chief Financial Officer